Exhibit 10.1
MVP REIT II, INC.,
a Maryland corporation

SUBSCRIPTION AGREEMENT
FOR SHARES OF SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

THE OFFERING OF THE SHARES DESCRIBED HEREIN HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.  THIS OFFERING IS MADE PURSUANT TO RULE 506 OF REGULATION D UNDER THE SECURITIES ACT, WHICH EXEMPTS FROM SUCH REGISTRATION TRANSACTIONS NOT INVOLVING A PUBLIC OFFERING.  FOR THIS REASON, THESE SECURITIES WILL BE SOLD ONLY TO INVESTORS WHO MEET CERTAIN MINIMUM SUITABILITY QUALIFICATIONS DESCRIBED HEREIN.
A SUBSCRIBER SHOULD BE PREPARED TO BEAR THE ECONOMIC RISK OF AN INVESTMENT IN THE SHARES BECAUSE THE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION, AND, THEREFORE, CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE.  THERE IS NO OBLIGATION OF THE ISSUER TO REGISTER THE SHARES UNDER THE SECURITIES ACT OR THE LAWS OF ANY OTHER JURISDICTION.  TRANSFER OF THE SHARES IS ALSO RESTRICTED UNDER THE TERMS OF THE SHARES.

MVP REIT II, INC.
12730 High Bluff Drive, Suite 110,
San Diego, California 92130
Attn: Investor Relations

Gentlemen and Ladies:

1. Application for Subscription.  The undersigned hereby applies to purchase, in accordance with the terms of this Subscription Agreement (this "Agreement"), shares of Series A convertible redeemable preferred stock ("Shares") of MVP REIT II, Inc., a Maryland corporation (the "Company").  This subscription may be rejected, in whole or in part, by the Company, in its sole discretion, and the Company has the right to allocate Shares among subscribers in the event the offering of Shares is oversubscribed.

2. Representations, Warranties, and Agreements.  The undersigned represents, warrants, and agrees as follows:
a. The undersigned has received the Company's Private Placement Memorandum and the supplemental exhibits, annexes, schedules and other documents referred to therein as being furnished therewith (collectively, the "Disclosure Documents"), has carefully reviewed the Disclosure Documents, and has relied only on the information contained therein or otherwise provided in writing in connection therewith.  All documents, records, and books pertaining to this investment have been made available to the undersigned for inspection by the undersigned and/or the undersigned's advisor(s), and any books and records of the Company will be available upon reasonable notice, for inspection by investors and/or their advisor(s), during reasonable business hours at the Company's principal place of business.  The undersigned and/or the undersigned's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, concerning the offering of the Shares, and all such questions have been answered to the full satisfaction of the undersigned.  No oral representations have been made or oral information furnished to the undersigned or the undersigned's advisor(s) in connection with the offering of the Shares which were in any way inconsistent with the Disclosure Documents.  The undersigned understands that the Company reserves the right to reject any subscription, in whole or in part, and no subscription will be binding until accepted by the Company.

b. The Shares are being purchased solely for the undersigned's own account, for investment purposes only, and not for the account of any other person nor with a view to, or for sale in connection with, any distribution, division, assignment, or resale to others, and no other person has a direct or indirect beneficial interest in the Shares.  The Shares will not be transferred:  (i) without the prior written consent of all parties required to grant such consent; or (ii) in contravention of state or federal law.

c. The undersigned acknowledges:  (i) that an investment in the Shares involves highly speculative risks; (ii) that the undersigned has carefully reviewed the "Risk Factors" section of the Disclosure Documents and considered such factors in relation to the undersigned's own investment activities; and (iii) that the undersigned has the ability to accept highly speculative risks and is prepared to lose the entire investment in the Company.

d. The undersigned, if a corporation, trust, partnership, limited liability company, or other entity, is authorized and otherwise duly qualified to purchase and hold Shares, and such entity has not been formed for the specific purpose of acquiring Shares.

e. All information which the undersigned has provided to the Company concerning the undersigned or the undersigned's investor status, financial position, knowledge and experience in financial and business matters, or, in the case of a corporation, trust, partnership, limited liability company, or other entity, the knowledge and experience in financial and business matters of the person making the investment decision on behalf of such entity, including all information contained herein and in the undersigned's Accredited Investor Representation Letter, is correct and complete as of the date set forth at the end hereof, and if there should be any adverse change in such information prior to this subscription being accepted, the undersigned will immediately provide the Company with such information.

f. The undersigned:  (i) if an individual, is at least twenty‑one (21) years of age and is a citizen of the United States of America, or, if not, has designated the undersigned's citizenship hereinbelow; (ii) is a resident of such state in the address information provided below; (iii) acknowledges and agrees that, notwithstanding the submission of this subscription agreement, no offer or sale of the Shares will be made in any state in which such offer or sale is not permitted; and (iv) as part of verifying the undersigned's status as an Accredited Investor, agrees to submit supporting documentation as described in the Accredited Investor Representation Letter provided as part of the Disclosure Documents.

3. Indemnification.  The undersigned agrees to indemnify and hold harmless the Company and its respective managers, members, and affiliates, or anyone acting on behalf of the Company, from and against all damages, losses, costs, and expenses (including reasonable attorney fees) which they may incur by reason of the failure of the undersigned to give full and accurate information herein or in connection with this investment, or in any document provided by the undersigned to the Company.

4. Miscellaneous.  The undersigned agrees:  (i) not to transfer or assign this Agreement, or any of the undersigned's interest herein, and further agrees that the transfer or assignment of Shares acquired pursuant hereto shall be made only in accordance herewith and with all applicable laws; (ii) that the undersigned may not cancel, terminate, or revoke this Agreement and that this Agreement shall survive the death or disability of the undersigned and shall be binding upon the undersigned's heirs, executors, administrators, successors and assigns; (iii) that notwithstanding any of the representations, warranties, acknowledgments, or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws; (iv) that this Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter contained herein and may be amended only by a writing executed by all parties; (v) that this Agreement shall be enforced, governed, and construed in all respects in accordance with Nevada law, without regard to its principles of conflict of laws; (vi) that the undersigned's execution hereof constitutes a contract with the Company for the uses and purposes hereof, and that this Agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together one Agreement; (vii) that all communications provided hereunder shall be in writing and delivered or mailed by registered or certified mail; if delivered to the subscriber herein such notice(s) shall be delivered at the address of record on file with the Company and if delivered to the Company, such notice(s) shall be delivered to the Company's principal offices; (viii) that the representations and warranties of the undersigned set forth herein and in all other materials provided to the Company by the undersigned shall survive the sale of the Shares; and (ix) that all acknowledgments and representations hereunder of "the undersigned" refer to the subscriber.

5. Vesting and Execution.  The undersigned will complete this Agreement in accordance with the following:  The undersigned acknowledges that title to the Shares may vest in any one of the following manners:  natural persons may hold Shares individually, as community property, as joint tenants with right of survivorship, or as tenants in common; title may also be held in any one of the following entities:  corporations, limited liability companies, trusts, or partnerships.  The undersigned understands that the formalities governing subscription for Shares varies depending upon the type of vesting selected or the type of entity investing.  Natural persons subscribing for Shares must execute this Agreement as follows:  subscriptions for investments to be held individually need only be executed below where indicated; subscriptions for investments to be held as community property require only one signature if the Shares are held in one name (i.e., managing spouse), or two signatures if the Shares are held in both names; subscriptions for investments to be held as joint tenants with right of survivorship or as tenants in common require the signatures of both investing parties.  Entities subscribing for Shares must execute this Agreement as follows:  subscriptions by corporations must be executed by an officer authorized to bind the corporation and must also be accompanied by a copy of the corporate resolutions or other instruments authorizing the investment; subscriptions by partnerships or by limited liability companies must be executed by a general partner or manager, as the case may be, and by all others who may be required to do so by the terms of the partnership agreement or operating agreement, as the case may be, of the subscriber and should be accompanied by a copy of the partnership agreement or operating agreement, as the case may be (which should include the date of formation of the entity and a list of all partners or members, as the case may be); subscriptions by trusts must be executed for the trust by a trustee empowered to bind the trust and should clearly state the full name and date of the trust and be accompanied by a copy of the trust instrument or the will authorizing investments by the trustee.

6. Investment Suitability.  The undersigned declares that he, she, or it is an "accredited investor," as that term is defined in Rule 501(a) under the Act because he, she, or it [INITIAL ONLY ONE:]

 (i) with respect to natural persons only, has had for each of the past two (2) years and reasonably expects to have during the current year individual income in excess of $200,000 or joint income together with such person's spouse in excess of $300,000 [_____________(initials)];

(ii) with respect to natural persons only, has either individual net worth or joint net worth together with such person's spouse (but excluding personal residence, unless there is greater recourse debt there against than the value thereof, in which event the amount of negative equity therein shall be subtracted from the undersigned's net worth)  in excess of $1,000,000 [_____________(initials)] ; or

(iii) meets the standard for accredited investors set forth in clause       of Rule 501(a) under the Act [_____________(initials)].

7. Subscription and Title to Shares; Power of Attorney to Execute Operating Agreement and/or Amendments thereto.  The undersigned hereby subscribes for ____________________ Shares and encloses payment by check in the amount of $ ___________ ___________($1,000.00 per Share) made payable to "MVP REIT II, Inc.", which subscription and payment by check shall include detachable Warrants to purchase 30 shares of common stock of the Company for every $1,000 in Shares purchased.

8. SUBMISSION AND PAYMENT INSTRUCTIONS:  The Subscription Agreement, together with the full purchase price, the completed Accredited Investor Representation Letter, and all supporting documentation, should be delivered to DST Systems, Inc. , as agent for MVP REIT II, Inc., by one of the following methods :

Payment by Bank Check or Certified Check:	Make payable to "MVP REIT II, Inc."

Payment by Wire Transfer	DST as agent for MVP REIT II, Inc. Account #:9872013247
Bank Routing No.: 101000695

Original documents and payment (if bank or certified check) should be mailed to the following address:	Overnight: DST Systems, Inc. as agent for MVP REIT II, Inc. 43 W. 7th Street Kansas City, MO 64105 or DST Systems, Inc. as agent for MVP REIT II, Inc. P.O. Box 219390 Kansas City, MO 64105
(PLEASE SUBMIT TO DST SYSTEMS, INC. ONLY; DO NOT SUBMIT TO MVP REIT II, INC.)

The undersigned desires to have title to the Shares and detachable Warrants vest as follows (see Paragraph 5 above for vesting options): ____________________________________________________________ for SHARES and ___________________ for detachable WARRANTS.

By:

.

_________________________________________ Address :
[Name of entity above if applicable]
_______________

---------------------------------------------
________
Signature Date ____

_____________________________________
Print or Type Name Other Contact Information:

_________________________________ Phone Numbers:
Social Security or Tax I.D. Number Home:______________________

_________________________________ Work:______________________
Date of Birth
Cell:________________________
Email Address: ____________________

ACCEPTANCE OF SUBSCRIPTION

On this ___ day of _________, 2016, the Company hereby accepts this subscription for a total of ___ Shares of the ___ Shares subscribed for, including a grant of ____ detachable Warrants.

MVP REIT II, INC.,
a Maryland corporation

By:
Its:

Exhibit B

Accredited Investor Representation Letter

TO: PROSPECTIVE PURCHASERS OF SERIES CONVERTIBLE REDEEMABLE PREFERRED STOCK (THE "SECURITIES")
offered by MVP REIT II, Inc. (the "Company")

Re: Requirement to Submit an Accredited Investor Representation Letter

The Securities are being sold only to "accredited investors" ("Accredited Investors") as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act").  The purpose of the attached Accredited Investor Representation Letter (the "Letter") is to collect information from you to determine whether you are an Accredited Investor and otherwise meet the suitability criteria established by the Company for investing in the Securities.

As part of verifying your status as an Accredited Investor, you may be asked to submit supporting documentation as described in the Letter. It is possible that you were not required to submit this type of information in past offerings in which you have participated.  However, the nature of this offering, together with changes made to Regulation D in September 2013, impose additional obligations on the Company to verify that each investor is in fact an Accredited Investor.   Accordingly, you must fully complete and sign the Letter, and deliver the supporting documentation, before the Company will consider your proposed investment.

The Independent Third Party Verification (in the form attached) and/or other supporting documentation must be submitted to the Company simultaneously with the delivery of this Letter to the Company.

All of your statements in the Letter and the supporting documentation delivered by you or on your behalf in connection with the Letter (collectively, the "Investor Information") will be treated confidentially.  However, you understand and agree that the Company may present the Investor Information to such parties as it deem(s) appropriate to establish that the issuance and sale of the Securities (a) is exempt from the registration requirements of the Securities Act or (b) meets the requirements of applicable state securities laws.

You understand that the Company will rely on your representations and other statements and documents included in the Investor Information in determining your status as an Accredited Investor, your suitability for investing in the Securities and whether to accept your subscription for the Securities.

The Company reserves the right, in its sole discretion, to verify your status as an Accredited Investor using any other methods that it may deem acceptable form time to time.  However, you should not expect that the Company will accept any other such method.  The Company may refuse to accept your request for investment in the Securities for any reason or for no reason.

ACCREDITED INVESTOR REPRESENTATION LETTER

MVP REIT II, INC.
12730 High Bluff Drive, Suite 110,
San Diego, California 92130
Attn: Michael V. Shustek

Dear Mr. Shustek:

I am submitting this Accredited Investor Representation Letter (the "Letter") in connection with the offering of Series A convertible redeemable preferred stock (the "Securities") of MVP REIT II, Inc. (the "Company").  I understand that the Securities are being sold only to accredited investors ("Accredited Investors") as defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (the "Securities Act").

I hereby represent and warrant to the Company that I qualify as an Accredited Investor on the basis that:

(You must choose part A or B below and check the applicable boxes.)

A.	I am a NATURAL PERSON and:

(An investor using this Part A must check box (1) or (2).)

[ ]	(1)	Income Test: My individual income exceeded $200,000 in each of the two most recent years or my joint income together with my spouse exceeded $300,000 in each of those years;

and

I reasonably expect to earn individual income of at least $200,000 this year or joint income with my spouse of at least $300,000 this year.

and
In accordance with the procedures described below under the heading "Independent Third-Party Verification," I will assist in arranging for a registered broker-dealer, SEC-registered investment advisor, license attorney, or certified public accountant to deliver to the Company written confirmation of my status as an Accredited Investor based on my individual income or my joint income together with my spouse.

[ ]	(2)	Net Worth Test: My individual net worth, or my joint net worth together with my spouse, exceeds $1,000,000.

For these purposes, "net worth" means the excess of:

-	total assets as fair market value (including all personal and real property, but excluding the estimated fair market value of my primary resident)

minus

-	total liabilities.

For these purposes, "liabilities":

-	excludes any mortgage or other debt secured by my primary residence in an amount of up to the estimated fair market value of that residence; but

-	includes any mortgage or other debt secured by my primary residence in an amount in excess of the estimated fair market value of that residence.

I confirm that my total individual liabilities, or my total joint liabilities together with my spouse, do not exceed $__________________________. I represent that all liabilities necessary to determine my individual net worth, or my joint net worth together with my spouse, for the purpose of determining my status as an Accredited Investor are reflected in the dollar amount in the preceding sentence.

In addition, I confirm that I have not incurred any incremental mortgage or other debt secured by my primary residence in the 60 days preceding the date of this Letter, and I will not incur any incremental mortgage or other debt secured by my primary residence prior to the date of the closing for the sale of the Securities.  I agree to promptly notify the Company if, between the date of this Letter and the date of the closing for the sale of the Securities, I incur any incremental mortgage or other debt secured by my primary resident.  (NOTE:  If the representation in the first sentence of this paragraph is untrue or becomes untrue prior to the date of the closing for the sale of the Securities, you may still be able to invest in the Securities.  However, you must first contact the Company for additional instructions on how to calculate your net worth for purposes of this offering.)

and

In accordance with the procedures described below under the heading "Independent Third-Party Verification," I will assist in arranging for a registered broker-dealer, SEC-registered investment advisor, license attorney, or certified public accountant to deliver to the Company written confirmation of my status as an Accredited Investor based on my individual net worth or my joint net worth together with my spouse.

B.	I am a LEGAL ENTITY that is:

(An investor using this Part B must check at least one box below.  NOTE: An investor that checks any of boxes B(1) through B(12) must contact the Company for additional instructions.)
[ ]	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity.

[ ]	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

[ ]	(3)	An insurance company as defined in the Securities Act.

[ ]	(4)	An investment company registered under the Investment Company Act of 1940 (the "Investment Company Act").

[ ]	(5)	A business development company as defined in Section 2(a)(48) of the Investment Company Act.
[ ]	(6)	A private business development company as defined in the Investment Advisors Act of 1940.

[ ]	(7)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or 301(d) of the Small Business Investment Act of 1958.

[ ]	(8)	An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000.

[ ]	(9)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000.

[ ]	(10)	An employee benefit plan within the meaning of Title I of the Employment Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in such Act,, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, the investment decision are made solely by person that are accredited investors.

[ ]	(11)	A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a "sophisticated" person.

[ ]	(12)	An entity in which all of the equity owners are Accredited Investors.

(NOTE: If box (12) is checked, each equity owner of the entity must individually complete and submit to the Company its own copy of this Letter.)

INDEPENDENT THIRD-PARTY VERIFICATION

To verify my status as an Accredited Investor, I have requested that the following prepare, on my behalf, an Independent Third-Party Verification Letter substantially in the form attached as Annex A, which I am expected to submit simultaneously with this Letter:

Name:

Firm Name:

Email:

Telephone:

Address:

Who is a:

[  ] registered broker-dealer

[  ] SEC-registered investment advisor

[  ] licensed attorney

[  ] certified public accountant

(NOTE:  You must check one of the boxes above.)

I have informed the person named above that the Company may further contact him or her to verify my status as an Accredited Investor and I hereby authorize the Company and its agents to communicate with the person or firm named above to obtain such verification.

I understand that I am solely responsible for paying any fees charged by the person or firm named above in connection with verifying my status as an Accredited Investor.

SUPPORTING DOCUMENTATION

Supporting documentation must be submitted to the Company simultaneously with the delivery of this Letter to the Company.

I understand that the Company may request additional supporting documentation from me in order to verify my status as an Accredited Investor and I hereby agree to promptly provide any such additional supporting documentation.

I further understand that, even if I complete and execute this Letter and provide supporting documentation requested by the Company, the Company may in its sole discretion refuse to accept my subscription for the Securities for any reason or for no reason.

RELIANCE ON REPRESENTATIONS; INDEMNITY

I understand that the Company and its counsel are relying upon my representations in the Letter and upon the supporting documentation delivered in connection with the Letter (collectively, the "Investor Information").  I agree to indemnify and hold harmless the Company, its directors, officers, shareholders, members, representatives and agents, and any person who controls any of the foregoing, against any and all loss, liability, claim damage and expense, including attorneys' fees) arising out of or based upon any misstatement or omission in the Investor Information or any failure by me to comply with any covenant or agreement made by me in the Investor Information.

SHARING OF INVESTOR INFORMATION

I understand and agree that the Company may present the Investor information to such parties as it deems appropriate to establish that the issuance and sale of the Securities (a) is exempt from the registration requirements of the Securities Act or (b) meets the requirements of applicable state securities laws.

INVESTOR'S SIGNATURE AND CONTACT INFORMATION

Date:
Name:
Signature:
Email Address:
Mailing Address:

Telephone Number:

SPOUSE'S SIGNATURE AND CONTACT INFORMATION

(NOTE:  The investor's spouse need only sign this letter if the investor is a natural person proving its accredited investor status based on joint income or joint net worth with the spouse.  A spouse who signs this letter makes all representations set out in this letter, including those relating to joint income or joint net worth, as applicable.)

Date:
Name:
Signature:
Email Address:
Mailing Address:

Telephone Number:

Annex A: Form of Independent Third-Party Verification Letter
(MUST BE ON FIRM LETTERHEAD)

MVP REIT II, INC.
12730 High Bluff Drive, Suite 110,
San Diego, California 92130
Attn: Michael V. Shustek

Dear Mr. Shustek:

Our client, _________________________________________[NAME OF PROSPECTIVE INVESTOR] (the "Prospective Investor"), has asked me to verify the Prospective Investor's status as an "accredited investor" as that term is defined in Rule 501(a) of Regulation D of the Securities Act of 1933, as amended (an "Accredited Investor").  I am providing this verification to assure MVP REIT, II, Inc. (the "Company"), that the Prospective Investor is an Accredited Investor and is eligible to participate in a placement of securities (the "Offering") by MVP REIT II, Inc. that is only open to Accredited Investors.

I am [  ] a registered broker-dealer, [  ] an SEC-registered investment advisor, [  ] a licensed attorney, [  ] a certified public accountant duly registered and in good standing under the laws of the jurisdiction of my residence or principal office.  I acknowledge that the Company will rely on this letter in determining the Prospective Investor's eligibility to participate in the Offering and I consent to such reliance.

I have undertaken an independent analysis of the Prospective Investor's status as an Accredited Investor at least once during the three-month period preceding the date of this letter.  The most recent date as of which I have made such determination is ___________________________________.   To my knowledge after reasonable investigation, no facts, circumstances or events have arisen after that date that lead me to believe that he Prospective Investor has ceased to be an Accredited Investor.  I have taken reasonable steps to verify that the Prospective Investor is an Accredited Investor based on his [  ] income, [  ] net worth (whether individual or together with his/her spouse) and, based on those steps, I have determined that the Prospective Investor is an Accredited Investor.

Sincerely,

By:

Name:

Title:

Date:

cc: [NAME OF PROSPECTIVE INVESTOR]

(Note:  If you prefer to use a different form of documentation to confirm the Prospective Investor's status as an Accredited Investor, please submit your alternative form of verification to the Company by (a) emailing it in PDF form to info@mvpreits.com or (b) mailing it to DST Systems, Inc., as agent for MVP REIT II, Inc., 43 W. 7th Street, Kansas City, MO 64105.  Note that if you use a different form of verification, it must be signed and dated and include, at a minimum: (a) confirmation of your status as a registered broker-dealer, an SEC-registered investment advisor, a licensed attorney, [or a certified public accountant duly registered and in good standing under the laws of the jurisdiction of my residence or principal office; (b) a statement that you have taken reasonable steps to verify that the Prospective Investor qualifies as an Accredited Investor based on his/her income or net worth, as applicable; (c) a statement that, based on those steps, you have determined that he Prospective Investor is an Accredited Investor; (d) the date as of which you most recently made that determination; (e) a statement that, to your knowledge, after reasonable investigation, no facts, circumstances or events have arisen after that date that lead you to believe that the Prospective Investor has ceased to be an Accredited Investor; and (f) an acknowledgement that the Company will rely on your letter in determining the Prospective Investor's eligibility to participate in the Offering and your consent to such reliance.